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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C. SS.1350


In connection with the Annual Report of Sykes Enterprises, Incorporated (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Sykes, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  March 24, 2003                  By:  /s/ John H. Sykes
                                       ----------------------------------------
                                       John H. Sykes
                                       Chairman and Chief Executive Officer